SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported) ..........July 23, 2001.......


                                Fonar Corporation
 ...............................................................................
             (Exact name of registrant as specified in its charter)


    Delaware                        0-10248                     11-2464137
 ...............................................................................
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


  110 Marcus Drive, Melville, New York                            11747
 ...............................................................................
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code ..............(631) 694-2929


                                 Not Applicable
 ...............................................................................
         (Former name or former address, if changed since last report.)

Item 6.  Resignations of Registrant's Directors.


     Effective  July 23,  2001,  Luis E.  Todd  resigned  from his  position  as
Director of Fonar Corporation. Dr. Todd's resignation was not because of any disagreement with us concerning our operations, policies or practices.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      FONAR CORPORATION


Dated:  July 27, 2001                                 /s/ Raymond V. Damadian
                                                      -----------------------
                                                      Raymond V. Damadian,
                                                      President